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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2000



                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


         MARYLAND                   000-21193                    95-4582157
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
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                    (Address of Principal Executive Offices)

                                  407-532-1000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

       See press release dated June 16, 2000 entitled " SUNTERRA CORPORATION ANNOUNCES EXECUTIVE MANAGEMENT CHANGES" attached hereto as Exhibit 99.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

         EXHIBIT NO.       DESCRIPTION

             99            Press release dated June 16, 2000
                           entitled "SUNTERRA CORPORATION
                           ANNOUNCES EXECUTIVE MANAGMENT
                           CHANGES"




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SUNTERRA CORPORATION
                                                     (Registrant)



Date: June 16, 2000                                  By: /s/ STEPHEN RICHMOND
                                                         -----------------------
                                                             Stephen Richmond
                                                             Secretary